EXHIBIT 23.3
CONSENT OF DIRECTOR NOMINEE
To Carey Watermark Investors Incorporated (the “Company”):
Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Company’s Registration Statement on Form S-11 (the “Registration Statement”), and any amendments thereto, which indicate that I have accepted a nomination to become a director of the Company and upon appointment prior to the commencement of the Company’s initial public offering of shares of common stock pursuant to such Registration Statement, will serve as a member of the Board of Directors of the Company.
Dated: April 9, 2010

/s/ Gordon F. DuGan Name: Gordon F. DuGan Director Nominee

CONSENT OF DIRECTOR NOMINEE
To Carey Watermark Investors Incorporated (the “Company”):
Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Company’s Registration Statement on Form S-11 (the “Registration Statement”), and any amendments thereto, which indicate that I have accepted a nomination to become a director of the Company and upon appointment prior to the commencement of the Company’s initial public offering of shares of common stock pursuant to such Registration Statement, will serve as a member of the Board of Directors of the Company.
Dated: April 9, 2010

/s/ Michael G. Medzigian Name: Michael G. Medzigian Director Nominee

CONSENT OF INDEPENDENT DIRECTOR NOMINEE
To Carey Watermark Investors Incorporated (the “Company”):
Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Company’s Registration Statement on Form S-11 (the “Registration Statement”), and any amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company and upon appointment prior to the commencement of the Company’s initial public offering of shares of common stock pursuant to such Registration Statement, will serve as an independent member of the Board of Directors of the Company.
Dated: April 9, 2010

/s/ Michael D. Johnson Name: Michael D. Johnson Independent Director Nominee

CONSENT OF INDEPENDENT DIRECTOR NOMINEE
To Carey Watermark Investors Incorporated (the “Company”):
Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Company’s Registration Statement on Form S-11 (the “Registration Statement”), and any amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company and upon appointment prior to the commencement of the Company’s initial public offering of shares of common stock pursuant to such Registration Statement, will serve as an independent member of the Board of Directors of the Company.
Dated: April 9, 2010

/s/ Robert E. Parsons Name: Robert E. Parsons Independent Director Nominee